ESSEX PROPERTY TRUST, INC.
AND ESSEX PORTFOLIO, L.P.

List of Subsidiaries
as of 12/31/14

Exhibit 21.1

1.	Essex Portfolio, L.P., a California limited partnership, (a subsidiary of Essex Property Trust)

2.	Essex Management Corporation, a California corporation

3.	Essex Palisades Facilitator, a California limited partnership

4.	Essex Mirabella Marina Apartments, L.P., a California limited partnership

5.	Essex San Ramon Partners L.P., a California limited partnership

6.	Essex Fidelity I Corporation, a California corporation

7.	Essex Camarillo Corporation, a California corporation

8.	Essex Camarillo L.P., a California limited partnership

9.	Essex Meadowood, L.P., a California limited partnership

10.	Essex Bunker Hill, L.P., a California limited partnership

11.	Essex Treetops, L.P., a California limited partnership

12.	Essex Bluffs, L.P., a California limited partnership

13.	Essex Huntington Breakers, L.P., a California limited partnership

14.	Essex Stonehedge Village, L.P., a California limited partnership

15.	Essex Inglenook Court, LLC, a Delaware limited liability company

16.	Essex Wandering Creek, LLC, a Delaware limited liability company

17.	Essex Columbus, L.P., a California limited partnership

18.	Essex Lorraine, L.P., a California limited partnership

19.	Essex Glenbrook, L.P., a California limited partnership

20.	Essex Euclid, L.P., a California limited partnership

21.	Richmond Essex L.P., a California limited partnership

22.	Essex Wilshire, L.P., a California limited partnership

23.	Essex Wynhaven, L.P., a California limited partnership

24.	Jackson School Village Limited Partnership, a California limited partnership

25.	Mt. Sutro Terrace Associates Ltd., a California limited partnership

26.	Essex Carlyle, L.P., a California limited partnership

27.	Essex Dupont Lofts, L.P., a California limited partnership

28.	ESG Properties I, LLC, a Delaware limited liability company

29.	Essex Cochran, L.P., a California limited partnership

30.	Essex Kings Road, L.P., a California limited partnership

31.	Essex Le Parc, L.P., a California limited partnership

32.	Essex Monterey Villas, L.P., a California limited partnership

33.	Essex Monterey Villas, LLC, a Delaware limited liability company

34.	Essex Jaysac Tasman, L.P., a California limited partnership

35.	Western Blossom Hill Investors, a California limited partnership

36.	Western-Los Gatos I Investors, a California limited partnership

37.	Western Highridge Investors, a California limited partnership

38.	Western-San Jose III Investors, a California limited partnership

39.	Western Riviera Investors, a California limited partnership

40.	Western-Palo Alto II Investors, a California limited partnership

41.	Irvington Square Associates, a California limited partnership

42.	Western-Seven Trees Investors, a California limited partnership

43.	Western-Las Hadas Investors, a California limited partnership

44.	San Pablo Medical Investors, Ltd., a California limited partnership

45.	Gilroy Associates, a California limited partnership

46.	The Oakbrook Company, a Ohio limited partnership

47.	Pine Grove Apartment Fund, Ltd., a California limited partnership

48.	Valley Park Apartments, Ltd., a California limited partnership

49.	Fairhaven Apartment Fund, Ltd., a California limited partnership

50.	K-H Properties, a California limited partnership

51.	Villa Angelina Apartment Fund, Ltd., a California limited partnership

52.	Essex Camarillo Oaks 789, L.P., a California limited partnership

53.	Essex Emerald Ridge, L.P., a California limited partnership

54.	Essex CAL-WA, L.P., a California limited partnership

55.	Essex Marina City Club, L.P., a California limited partnership

56.	Essex Fountain Park Apartments, L.P., a California limited partnership

57.	Essex SPE, LLC, a Delaware limited liability company

58.	Essex MCC, LLC, a Delaware limited liability company

59.	Essex Excess Assets TRS, Inc., a Delaware corporation

60.	Essex The Pointe, L.P., a California limited partnership

61.	Essex Tierra Vista, L.P., a California limited partnership

62.	EMC SPE, LLC, a Delaware limited liability company

63.	Essex Apartment Value Fund II, L.P., a Delaware limited partnership

64.	Essex VFGP II, L.P., a Delaware limited partnership

65.	Essex Vista Belvedere, L.P., a California limited partnership

66.	Essex Marbrisa Long Beach, L.P., a California limited partnership

67.	Essex Marina City Club, LLC, a Delaware limited liability company

68.	Essex Northwest Gateway, LLC, a Delaware limited liability company

69.	Essex VFGP II, Inc., a Delaware corporation

70.	Essex Fairwood Pond, L.P., a California limited partnership

71.	Park Hill LLC, a Washington limited liability company

72.	Essex NBN SPE, LLC, a Delaware limited liability company

73.	Essex Gateway Management, LLC, a California limited liability company

74.	Essex Eastridge, Inc., a California corporation

75.	Essex Tracy Development, Inc., a California corporation

76.	Essex Property Financial Corporation, a California corporation

77.	Northwest Gateway Apartments, L.P., a California limited partnership

78.	Essex Davey Glen Apartments, L.P., a California limited partnership

79.	Essex Alderwood Park Apartments, L.P., a California limited partnership

80.	Essex Alamo, L.P., a Delaware limited partnership

81.	Essex Broadway, LLC, a Washington limited liability company

82.	Essex HGA, LLC, a Delaware limited liability company

83.	Essex Hillsdale Garden Apartments, L.P., a California limited partnership

84.	Essex Camino Ruiz Apartments, L.P., a California limited partnership

85.	Essex Harvest Park Apartments, L.P., a California limited partnership

86.	Belmont Affordable Partners, L.P., a California limited partnership

87.	Essex Chestnut Apartments, L.P., a California limited partnership

88.	Essex Canyon Oaks Apartments, L.P., a California limited partnership

89.	Essex Coldwater Canyon Apartments, L.P., a California limited partnership

90.	Essex Esplanade, L.P., a California limited partnership

91.	Pacific Western Insurance LLC, a Hawaii limited liability company

92.	Western-Mountain View II Investors, a California limited partnership

93.	Western-San Jose IV Investors Limited Partnership, a California limited partnership

94.	Essex Berkeley 4thStreet, L.P., a California limited partnership

95.	Newport Beach North LLC, a Delaware limited liability company

96.	Essex Summerhill Park, L.P., a California limited partnership

97.	Essex Skyline, L.P., a Delaware limited partnership

98.	Essex San Fernando, L.P., a California limited partnership

99.	Essex Eagle Rim, L.P., a California limited partnership

100.	Essex Hillcrest Park, L.P., a California limited partnership

101.	Essex The Commons, L.P., a California limited partnership

102.	Essex Derian, L.P., a California limited partnership

103.	Essex Bella Villagio, L.P., a California limited partnership

104.	Essex NoHo Apartments, L.P., a California limited partnership

105.	Essex Hillsborough Park, L.P., a California limited partnership

106.	Essex Santee Court, L.P., a California limited partnership

107.	Essex City View, L.P., a California limited partnership

108.	Essex Courtyard, L.P., a California limited partnership

109.	Essex Anavia, L.P., a California limited partnership

110.	Essex Waterford, L.P., a California limited partnership

111.	Essex 416 on Broadway, L.P., a California limited partnership

112.	RP/Essex Skyline Holdings, L.L.C., a Delaware limited liability company

113.	Essex Valley Village Magnolia, LLC, a Delaware limited liability company

114.	Essex Queen Anne, LLC, a Washington limited liability company

115.	Essex Wesco, L.P., a California limited partnership

116.	Essex Arbors, L.P., a California limited partnership

117.	Essex Cadence GP, L.P., a Delaware limited partnership

118.	Essex Cadence Owner, L.P., a California limited partnership

119.	Cadence San Jose, L.P., a Delaware limited partnership

120.	Essex Warner Center, L.P., a California limited partnership

121.	Essex Bellerive, L.P., a California limited partnership

122.	Essex Bernard, L.P., a California limited partnership

123.	Essex Dublin GP, L.P., a Delaware limited partnership

124.	Essex Dublin Owner, L.P., a California limited partnership

125.	West Bart Dublin, L.P., a Delaware limited partnership

126.	Essex Redmond Hill CW, L.P., a California limited partnership

127.	Essex Redmond Hill NE, L.P., a California limited partnership

128.	Essex Monarch I, L.P., a Delaware limited partnership

129.	Essex Monarch La Brea Apartments, L.P., a California limited partnership

130.	Essex Monarch II, L.P., a Delaware limited partnership

131.	Essex Monarch Santa Monica Apartments, L.P., a California limited partnership

132.	Essex Briarwood, L.P., a California limited partnership

133.	Essex The Woods, L.P., a California limited partnership

134.	Essex JMS Acquisition, L.P. , a California limited partnership

135.	Wesco I, LLC, a Delaware limited liability company

136.	Santa Clara Square, LLC, a California limited liability company

137.	Wesco GP, LLC, a Delaware limited liability company

138.	Cadence REIT, LLC, a Delaware limited liability company

139.	LINC REIT, LLC, a Delaware limited liability company

140.	EssexMonarch GP I, LLC, a Delaware limited liability company

141.	EssexMonarch GP II, LLC, a Delaware limited liability company

142.	Essex Monarch Guarantor I, a California general partnership

143.	Essex Monarch Guarantor II, a California general partnership

144.	Wesco Redmond CW GP, LLC, a Delaware limited liability company

145.	Wesco Redmond NE GP, LLC, a Delaware limited liability company

146.	Essex CPP, GP, L.P., a Delaware limited liability company

147.	Essex CPP, L.P., a Delaware limited liability company

148.	Essex CPP REIT, LLC, a Delaware limited liability company

149.	Essex SF GP, L.P., a California limited partnership

150.	Essex SF Owner, L.P., a California limited partnership

151.	Essex SF, L.P., a Delaware limited liability company

152.	Essex SF Manager, L.P., a California limited partnership

153.	Essex SF REIT, LLC, a Delaware limited liability company

154.	Essex Huntington on Edinger, L.P., a California limited partnership

155.	Essex Montebello, L.P., a California limited partnership

156.	Essex Elkhorn Owner, L.P., a California limited partnership

157.	Essex PE Lofts, L.P., a California limited partnership

158.	Essex Riley Square, L.P., a California limited partnership

159.	Essex Moorpark GP, L.P., a California limited partnership

160.	Essex Moorpark Owner, L.P., a California limited partnership

161.	Essex Moorpark, L.P., a Delaware limited partnership

162.	Essex Moorpark REIT, LLC, a Delaware limited liability company

163.	Essex Madrid, L.P., a California limited partnership

164.	Essex Wesco III, L.P. a California limited partnership

165.	Wesco III, LLC, a Delaware limited liability company

166.	Wesco III GP, LLC, a Delaware limited liability company

167.	Essex Haver Hill, L.P., a California limited partnership

168.	Essex Walnut REIT, LLC, a Delaware limited liability company

169.	Essex OSM REIT, LCC, a Delaware limited liability company

170.	Essex Fox Plaza, L.P., a California limited partnership

171.	Essex Walnut GP, L.P., a Delaware limited partnership

172.	Essex Walnut Owner, L.P., a California limited partnership

173.	Essex Walnut, L.P., a Delaware limited partnership

174.	Essex OSM GP, L.P., a Delaware limited partnership

175.	Essex OSM, L.P., a Delaware limited partnership

176.	Essex Regency Escuela, L.P., a California limited partnership

177.	La Brea Affordable Partners, L.P., a California limited partnership

178.	Santa Monica Affordable Partners, L.P., a California limited partnership

179.	Essex Gas Company Lofts,L.P., a California limited partnership

180.	BEXAEW Ballinger Commons, LP, a Washington limited partnership

181.	BEXAEW Citywalk, LP, a Washington limited partnership

182.	BEXAEW Bothell Ridge, LP, a Washington limited partnership

183.	BEXAEW Canyon Creek, LP, a California limited partnership

184.	BEXAEW Enclave at Town Square, LP, a California limited partnership

185.	BEXAEW The Heights, LP, a California limited partnership

186.	BEXAEW Parkside Court, LP, a California limited partnership

187.	BEXAEW Esplanade, LP, a California limited partnership

188.	BEXAEW The Havens, LP, a California limited partnership

189.	Essex Piedmont, L.P., a California limited partnership

190.	Essex Bellevue Park, L.P., a California limited partnership

191.	Essex Emeryville GP, L.P., a Delaware limited partnership

192.	Essex Emeryville, L.P., a Delaware limited partnership

193.	Essex Emeryville Owner, L.P., a California limited partnership

194.	Essex Pleasanton GP, L.P., a Delaware limited partnership

195.	Essex Pleasanton, L.P., a Delaware limited partnership

196.	Essex Pleasanton Owner, L.P., a California limited partnerships

197.	Essex Cadence Phase III Owner, L.P., a California limited partnership

198.	Block 9 Transbay, LLC, a Delaware limited liability company

199.	BEX Portfolio, LLC, a Delaware limited liability company

200.	Wesco III BEX, LLC, a Delaware limited liability company

201.	Essex Wesco IV, LLC, a Delaware limited liability company

202.	Wesco IV, LLC, a Delaware limited liability company

203.	Essex BEXAEW, LLC, a Delaware limited liability company

204.	BEXAEW, LLC, a Delaware limited liability company

205.	BEXAEW GP, LLC, a Delaware limited liability company

206.	BRE-FMCA, LLC, a Delaware limited liability company

207.	BEX FMCA, LLC, a Delaware limited liability company

208.	Pinnacle at Queen Creek LLC, a Delaware limited liability company

209.	Emerald Pointe Apartments, LLC, a Delaware limited liability company

210.	Walnut Creek Transit Lifestyle Associates, LLC, a Delaware limited liability company

211.	Essex Emeryville REIT, LLC, a Delaware limited liability company

212.	Essex Pleasanton REIT, LLC, a Delaware limited liability company

213.	Cadence Phase III REIT, LLC, a Delaware limited liability company

214.	GBR Palm Valley LLC, a Delaware limited liability company

215.	Palm Valley Roll-Up LLC, a Delaware limited liability company

216.	New Century Towers, LLC, a Delaware limited liability company

217.	BRE Builders, Inc. a Delaware corporation